WELLS FARGO FUNDS TRUST

International Equity Fund

Class A, Class B, Class C and Institutional Class

Supplement dated August 27, 2001 to the

Prospectuses dated February 1, 2001

Effective August 16, 2001, Sabrina Yih has joined Cynthia Tusan as a portfolio manager for the day-to-day management of the International Equity Fund.

Ms. Yih comes to Wells Capital Management Incorporated ("WCM") from the Columbia International Stock Fund, where she was a portfolio manager since December 1997. Over this period, her experience was focused on investing in Europe and Asia (exJapan), two of the International Equity Fund’s largest regions. For the eight years prior to that time, she was a portfolio manager for the Delphi International Fund for high net worth individuals. Ms. Yih received her BA in Economics from Mount Holyoke College, magna cum laude, in 1982, and her MBA from the J.L. Kellogg Graduate School of Management at Northwestern University in 1984. She is a Chartered Financial Analyst, a member of the Association of Investment Management and Research (AIMR), and a member of the International Society of Financial Analysts.